ENDEAVOR SERIES TRUST
 (the "Trust")

Supplement Dated September 15, 1997 to
Prospectus dated May 1, 1997


	Under the Section entitled MANAGEMENT OF THE FUNDS, the following information replaces the second paragraph on page 48:

	James M. Goldberg, a Managing Director and Chairman of the Fixed Income Policy Committee of TCW, is the portfolio manager for the TCW Money Market Portfolio. Mr. Goldberg has been with TCW since 1984. Investment decisions for the equity portion of the TCW Managed Asset Allocation Portfolio are made by James A. Tilton in consultation with Stefan D. Abrams. Mr. Tilton is a Managing Director of TCW and has been with the firm since 1980. Since 1992 Mr. Abrams has been a Managing Director of TCW and is Director of Equity Strategy and Asset Allocation. Investment decisions for the fixed income portion of the TCW Managed Asset Allocation Portfolio are made by Mr. Goldberg.











Dated:	September 15, 1997

















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